                                  EXHIBIT 99.1

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

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EQUITY ONE 2005-4 - M1 - LIBOR SHOCK RAMPED OVER 1 YR

Balance              $37,474,000.00              Delay                0
Coupon               4.04                        Dated                8/25/2005
Settle               8/25/2005                   First Payment        9/25/2005

              Price       100.0000
        Disc Margin           49.0                    49.0                    40.4                    40.5                     40.6

 WAL for Princ Pmts           5.42                    5.13                    5.20                    5.23                     5.28
     Mod Durn 30360           4.42                    4.24                    4.29                    4.31                     4.34
   Principal Window        58 - 73                 55 - 69                 56 - 70                 56 - 71                  56 - 72
 Principal # Months             16                      15                      15                      16                       17
Principal Writedown          0.00%                   0.00%                   0.00%                   0.00%                    0.00%
        Collat Loss          0.00%                   2.69%                   5.09%                   7.25%                    9.19%
 Collat Liquidation          0.00%                   6.66%                  12.60%                  17.93%                   22.74%

                      Fwd + 200bps            Fwd + 200bps            Fwd + 200bps            Fwd + 200bps             Fwd + 200bps
              LIBOR      over 1 yr               over 1 yr               over 1 yr               over 1 yr                over 1 yr
             Prepay        100 PPC                 100 PPC                 100 PPC                 100 PPC                  100 PPC
            Default          0 CDR                   2 CDR                   4 CDR                   6 CDR                    8 CDR
      Loss Severity            40%                     40%                     40%                     40%                      40%
  Servicer Advances           100%                    100%                    100%                    100%                     100%
    Liquidation Lag             12                      12                      12                      12                       12
           Triggers           FAIL                    FAIL                    FAIL                    FAIL                     FAIL
Optional Redemption       Call (N)                Call (N)                Call (N)                Call (N)                 Call (N)

Equity One 2005-4 - M1 -

Balance
Coupon
Settle

              Price
        Disc Margin                       40.6                      40.9                      41.4                       42.2

 WAL for Princ Pmts                       5.33                      5.39                      5.48                       5.59
     Mod Durn 30360                       4.37                      4.42                      4.47                       4.55
   Principal Window                    56 - 74                   56 - 76                   56 - 78                    56 - 82
 Principal # Months                         19                        21                        23                         27
Principal Writedown                      0.00%                     0.00%                     0.00%                      0.00%
        Collat Loss                     10.95%                    12.55%                    14.02%                     15.36%
 Collat Liquidation                     27.10%                    31.07%                    34.71%                     38.05%

              LIBOR     Fwd + 200bps over 1 yr    Fwd + 200bps over 1 yr    Fwd + 200bps over 1 yr     Fwd + 200bps over 1 yr
             Prepay                    100 PPC                   100 PPC                   100 PPC                    100 PPC
            Default                     10 CDR                    12 CDR                    14 CDR                     16 CDR
      Loss Severity                        40%                       40%                       40%                        40%
  Servicer Advances                       100%                      100%                      100%                       100%
    Liquidation Lag                         12                        12                        12                         12
           Triggers                       FAIL                      FAIL                      FAIL                       FAIL
Optional Redemption                   Call (N)                  Call (N)                  Call (N)                   Call (N)

Equity One 2005-4 - M1 - LIBOR shock ramped over 2 yrs

Balance              $37,474,000.00              Delay                0
Coupon               4.04                        Dated                8/25/2005
Settle               8/25/2005                   First Payment        9/25/2005

              Price       100.0000
        Disc Margin           49.0                    49.0                    47.2                    47.2                     47.2

 WAL for Princ Pmts           5.42                    5.13                    5.13                    5.18                     5.22
     Mod Durn 30360           4.46                    4.27                    4.27                    4.30                     4.33
   Principal Window        58 - 73                 55 - 69                 55 - 69                 55 - 70                  55 - 71
 Principal # Months             16                      15                      15                      16                       17
Principal Writedown          0.00%                   0.00%                   0.00%                   0.00%                    0.00%
        Collat Loss          0.00%                   2.69%                   5.09%                   7.25%                    9.19%
 Collat Liquidation          0.00%                   6.66%                  12.60%                  17.93%                   22.74%

                      Fwd + 200bps            Fwd + 200bps            Fwd + 200bps            Fwd + 200bps             Fwd + 200bps
              LIBOR     over 2 yrs              over 2 yrs              over 2 yrs              over 2 yrs               over 2 yrs
             Prepay        100 PPC                 100 PPC                 100 PPC                 100 PPC                  100 PPC
            Default          0 CDR                   2 CDR                   4 CDR                   6 CDR                    8 CDR
      Loss Severity            40%                     40%                     40%                     40%                      40%
  Servicer Advances           100%                    100%                    100%                    100%                     100%
    Liquidation Lag             12                      12                      12                      12                       12
           Triggers           FAIL                    FAIL                    FAIL                    FAIL                     FAIL
Optional Redemption       Call (N)                Call (N)                Call (N)                Call (N)                 Call (N)

Equity One 2005-4 - M1 -

Balance
Coupon
Settle

              Price
        Disc Margin                       47.2                      47.3                      47.7                       48.3

 WAL for Princ Pmts                       5.26                      5.32                      5.40                       5.50
     Mod Durn 30360                       4.36                      4.40                      4.45                       4.52
   Principal Window                    55 - 73                   55 - 74                   56 - 77                    56 - 80
 Principal # Months                         19                        20                        22                         25
Principal Writedown                      0.00%                     0.00%                     0.00%                      0.00%
        Collat Loss                     10.95%                    12.55%                    14.02%                     15.36%
 Collat Liquidation                     27.10%                    31.07%                    34.71%                     38.05%

              LIBOR    Fwd + 200bps over 2 yrs   Fwd + 200bps over 2 yrs   Fwd + 200bps over 2 yrs    Fwd + 200bps over 2 yrs
             Prepay                    100 PPC                   100 PPC                   100 PPC                    100 PPC
            Default                     10 CDR                    12 CDR                    14 CDR                     16 CDR
      Loss Severity                        40%                       40%                       40%                        40%
  Servicer Advances                       100%                      100%                      100%                       100%
    Liquidation Lag                         12                        12                        12                         12
           Triggers                       FAIL                      FAIL                      FAIL                       FAIL
Optional Redemption                   Call (N)                  Call (N)                  Call (N)                   Call (N)